Exhibit 10(aa)               PREFERRED STOCK INVESTMENT AGREEMENT

        AGREEMENT dated as of September 30, 1997 between Interleaf, Inc. (the "Company") and the investor whose name is set forth at the foot of this Agreement (the "Investor").

        The parties hereto agree as follows:

                                    ARTICLE I

                      Purchase and Sale of Preferred Stock

        Section I.1 Purchase and Sale of Preferred Stock. Upon the following terms and conditions, the Company shall issue and sell to the Investor shares of the Company's 6% Convertible Preferred Stock (the "Shares") having the rights, designations and preferences set forth in Schedule I hereto, and the Investor shall purchase from the Company the number of Shares designated on the signature page hereof.

        Section I.2 Purchase Price. The purchase price for the Shares (the "Purchase Price") shall be $1,000 per share.

        Section I.3  The Closing.

               (a) The closing of the purchase and sale of the Shares (the "Closing"), shall take place at the offices of the Company, at 10:00 a.m., local time on the later of the following: (i) the date on which the last to be fulfilled or waived of the conditions set forth in Article IV hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (ii) such other time and place and/or on such other date as the Investor and the Company may agree but in no event later than September 30, 1997. The date on which the Closing occurs is referred to herein as the "Closing Date."

               (b) On the Closing Date, the Company shall deliver to the Investor certificates representing the number of Shares being purchased by the Investor, registered in the name of the Investor, or deposit such Shares into accounts designated by the Investor, and the Investor shall deliver to the Company the Purchase Price for such Shares by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company. The Investor shall also deliver, as a condition to the Closing, a Purchaser's Questionnaire in the form supplied by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

        Section I.4  Covenant to Register.

               (a) For purposes of this Section, the following definitions shall apply:

                      (i) The terms "register," "registered," and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act"), effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                      (ii) The term "Registrable Securities" does not include the Shares but means (A) the shares of common stock issued or issuable upon conversion of the Shares, or (B) any securities of the Company or securities of any successor corporation issued pursuant to the provisions of Schedule I hereto or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares, which in either case (i) have not been resold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or (ii) may not be resold pursuant to Rule 144(k) under the Act. For purposes of this Agreement, securities will be considered ineligible for resale pursuant to Rule 144(k) under the Act unless the Company's transfer agent has accepted an instruction from the Company specifying that such securities are eligible for sale pursuant to Rule 144(k).


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

                      (iii) The term "holder of Registrable Securities" includes any person who holds Shares which are convertible into Registrable Securities.

               (b) (i) The Company shall, as expeditiously as possible following the Closing, file a registration statement on Form S-3, or if Form S-3 is not then available, another appropriate form, covering the resale of all the Registrable Securities under Rule 415. The number of shares of Common Stock initially included in such registration statement shall be not less than 150% of the number which would be issuable upon conversion of the Shares if all thereof were to be converted at a conversion price equal to the average closing price of the Common Stock during the five trading days prior to the effective date of the registration statement. The Company shall use its best efforts to cause such registration statement to become effective by the 90th calendar day after the Closing Date (the "Initial Registration"). In the event such registration statement is not so declared effective or if at any time thereafter it does not include at least 120% of the number of Registrable Securities which would then be issuable upon conversion of the 6% Preferred (or any successor security) at the conversion price then in effect, any holder of Registrable Securities shall have the right to require by notice in writing that the Company register all or any part of the Registrable Securities held by such holder (a "Demand Registration") and the Company shall thereupon effect such registration in accordance herewith (which may include adding such shares to an existing shelf registration). The parties agree that if the holder of Registrable Securities demands registration of less than all of the Registrable Securities, the Company, at its option, may nevertheless file a registration statement covering all of the Registrable Securities. If such registration statement is declared effective with respect to all Registrable Securities, then so long as the Company is in compliance with its obligations under Subsection (d)(i) through
(v) hereof, the demand registration rights granted pursuant to this Subsection
(b) (i) shall not be applicable. If such registration statement is not declared effective with respect to all Registrable Securities, or if the Company is not in compliance with said obligations, the demand registration rights described herein shall remain in effect. The Company shall provide holders of Registrable Securities reasonable opportunity to review any such registration statement or amendment or supplement thereto prior to the filing thereof. Nothing herein shall require the Company to postpone filing the registration statement. If the Registrable Securities are registered initially on a form other than Form S-3, and thereafter the Company becomes eligible to use Form S-3, the Company will then take all action permitted by Rule 401(e) under the Act to utilize the requirements of Form S-3 thereafter.

                      (ii) The Company shall not be obligated to effect Demand Registration under Subsection (b)(i) if all of the Registrable Securities held by the holder of Registrable Securities which are demanded to be covered by the Demand Registration are, at the time of such demand, included in an effective registration statement and the Company is in compliance with its obligations under Subsection (d) (i) through (v) hereof.

                      (iii) The Company may suspend the effectiveness of any such registration effected pursuant to this Subsection (b) in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC"), and may suspend use of the prospectus included in the Registration Statement if such prospectus ceases to meet the requirements of Section 10 of the Act. The Company will immediately advise the holders of the registered securities of any such suspension, and will use its best efforts to cause such suspension to terminate at the earliest possible date. The Investor agrees that following receipt of any such notice, and until such suspension is terminated, the Investor will not make use of the suspended prospectus and will make no sales requiring delivery of such prospectus.

                      (iv) If the registration statement covering the required number of Registrable Securities is not effective by the 90th calendar day after the Closing Date, then the Company shall pay the Investor in cash an amount equal to 3% of the total Purchase Price of the Shares purchased by the Investor for each 30 day period thereafter until such registration statement is effective (pro-rata as to a period of less than 30 days). An amount equal to 3% of the total Purchase Price of Shares and any Registrable Securities then held by Investor shall also be paid to the Investor in cash with respect to any period in excess of 30 days that the effectiveness of the Registration Statement or use of the prospectus is suspended as set forth in Section 1.4 (b)(iii) or the prospectus is otherwise unavailable for use by sellers of Registrable Securities. Any payment hereunder shall be made not later than ten days after the end of the 30-day period with respect to which such payment is due. The "Purchase Price" of Registrable Securities shall be, in the case of Registrable Securities derived from conversion or substitution of Shares, the Purchase Price of such Shares.


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

This subsection is in addition to the provisions of Section 7.2(a) hereof.

               (c) If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Investor) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and all Registrable Securities have not theretofore been included in a registration statement under Subsection (b) which remains effective, the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration. Upon the written request of any holder of Registrable Securities given within twenty (20) days after receipt of such notice by the holder of Registrable Securities, the Company shall use its best efforts to cause to be registered under the Act all Registrable Securities that such holder of Registrable Securities requests to be registered. However, the Company shall have no obligation under this Subsection
(c) to the extent that, with respect to a public offering registration, the managing underwriter of such public offering reasonably notifies such holder(s) in writing of its determination that the Registrable Securities or a portion thereof should be excluded therefrom. The rights of the Investor and the obligations of the Company under this subsection are subject to any prior registration rights of other shareholders of the Company which are disclosed in Exhibit A hereto.

               (d) Whenever required under this Section to effect the registration of any Registrable Securities, including, without limitation, the Initial Registration, the Company shall, as expeditiously as reasonably possible:

                      (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 1.4(b)(i), and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement, or, if earlier, until such Registrable Securities may be sold under Rule 144(k) (provided that the Company's transfer agent has accepted an instruction from the Company to such effect).

                      (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such registration statement and any amendments or supplements.

                      (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities.

                      (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by a holder of Registrable Securities and keep such registration or qualification effective as long as required to permit sale of Registrable Securities thereunder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (v) Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

                      (vi) Furnish to each holder of Registrable Securities included therein (1) an opinion of counsel to the Company covering compliance of the registration statement, as to form, with the requirements of the Act and the rules thereunder, and covering the matters covered in the opinion filed as an exhibit to the registration


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

statement, and (2) a "cold comfort" letter or letters of the Company's independent public accountants in the form and of the substance customarily supplied to underwriters in connection with a public offering.

                      (vii) Use its best efforts to list the Registrable Securities covered by such registration statement with any national market or securities exchange on which the Common Stock is then listed.

                      (viii) Make available for inspection by the holder of Registrable Securities, upon request, all SEC Documents (as defined below) filed subsequent to the Closing and require the Company's representatives to supply all information reasonably requested by any holder of Registrable Securities in connection with such registration statement. Nothing herein shall require the Company to postpone filing the registration statement or to delay the effectiveness thereof.

               (e) Each holder of Registrable Securities will furnish to the Company in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities. The Investor shall provide such data at or prior to the Closing. The intended method of disposition (Plan of Distribution) of such securities as so provided by Investor shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of the Investor.

               (f) (i) The Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c) (each, a "Selling Shareholder") and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in reliance upon information furnished by such indemnified party in writing specifically for use in the registration statement; provided further, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) a Selling Shareholder under an obligation to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from such Selling Shareholder failed to do so and (ii) the prospectus would have corrected such untrue statement or omission; and provided further, that the Company shall not be liable in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company with copies of the prospectuses so amended or supplemented and having been obligated to deliver such prospectuses, the Selling Shareholder thereafter failed to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from such Selling Shareholder.

                      (ii) In the event of any registration under the Act of Registrable Securities pursuant to Subsections (b) or (c), each holder of such Registrable Securities hereby severally agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent, and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon written information furnished in an instrument duly executed by such holder specifically for use in the registration statement.

                      (iii) Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify shall not relieve the indemnifying party from any Liability which it may have to the indemnified party other than under this section and shall only relieve it from any Liability which it may have to the indemnified party under this section if and to the extent it is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that if the defendants in any such action include both the indemnifying party and such indemnified party and the indemnified party shall have reasonably concluded, based upon an opinion of counsel, that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with (subject to the following sentence) the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. If the Company is the indemnifying party it shall pay the reasonable expenses and fees of only one separate counsel whose selection is approved by the largest group of similarly situated indemnified parties as measured by the aggregate face value of such Registrable Securities owned by such group. Any indemnified party who chooses not to be represented by the foregoing separate counsel shall be entitled, at its own expense, to be represented by counsel of its own selection.

               (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to Subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company; provided, however, that any Selling Shareholders participating in such registration shall bear their own share of the underwriting discounts and commissions, and transfer taxes if any, incurred by them in connection with such registration.

                      (ii) The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, and upon reasonable advance notice from the holder or its counsel, the Company shall make available to counsel for the holders of Registrable Securities upon reasonable request its documents and personnel for due diligence purposes, and shall pay the reasonable fees and disbursements of one law firm (but not more than one) acting as counsel for a majority of such holders. Except as otherwise provided herein, fees and disbursements of counsel and accountants for the Selling Shareholders shall be borne by the respective Selling Shareholders. Nothing herein shall require the Company to postpone filing the registration statement or delay its effectiveness.

               (h) The rights to cause the Company to register all or any portion of Registrable Securities pursuant to this Section may be assigned by Investor to a transferee or assignee of all, or a portion equal to 20% or more, in the aggregate, of its Shares or the Registrable Securities derived from such Shares. Any transferee asserting registration rights hereunder shall agree to be bound by the applicable provisions of this Agreement.


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

               (i) From and after the date of this Agreement, the Company shall not grant additional "piggy-back" registration rights to the holders of any securities of the Company to include any of their securities in any registration statement filed by the Company pursuant to Subsection (b) unless such inclusion will not reduce the amount of the Registrable Securities included therein.

                                   ARTICLE II

                         Representations and Warranties

        Section II.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor:

               (a) Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of Massachusetts and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any material subsidiaries except as listed in Exhibit A hereto or in the SEC Documents (as hereinafter defined). The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries taken as a whole.

               (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required except as contemplated by this Agreement or Schedule I hereto (including stockholder approval), (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company's chief executive officer and chief financial officer and directors have studied and fully understand the nature of the securities being sold hereunder, and recognize that they have a potential dilutive effect.

               (c) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock; there are 17,840,259 shares of Common Stock and 1,010,002shares of Class C preferred stock issued and outstanding; and, upon issuance of the Shares in accordance with the terms hereof and pursuant to similar agreements of like tenor, there will be 17,840,259 shares of Common Stock, approximately 1,010,002 shares of Class C preferred stock, and 7,625 shares of 6% Convertible Preferred Stock issued and outstanding. All of the outstanding shares of the Company's Common Stock have been validly issued and are fully paid and nonassessable. Except as set forth in Exhibit A hereto and as described in the SEC Documents, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, convertible securities, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company. The Company has furnished or made available to the Investor true and correct copies of the Company's charter documents as in effect on the date hereof (the "Charter"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

               (d) Issuance of Shares. The issuance of the Shares has been duly authorized and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable and


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

entitled to the rights and preferences set forth in Schedule I hereto. The Common Stock issuable upon conversion of the Shares will be duly authorized and reserved for issuance and, upon conversion in accordance with the Certificate of Designation to be filed by the Company to establish the rights and preferences of the Shares, will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or adverse claims, and the holders shall be entitled to all rights and preferences accorded to a holder of Common Stock.

               (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company's Charter or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except as contemplated by Section 10 of Schedule I hereto and except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investor and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing (other than the filing of a Certificate setting forth the terms of the Shares with the Massachusetts Secretary of State) or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any SEC, NASD or state securities filings which may be required to be made by the Company and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein. Purchase of the Shares by the Investor and conversion of the Shares pursuant to the provisions hereof and of Schedule I hereto, if and so long as Section 3.5 hereof is complied with, will not cause any person to become an "acquiring person" or otherwise create any remedy against the Investor under the Shareholder Rights Plan of the Company.

               (f) SEC Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Investor true and complete copies of the quarterly and annual (including, without limitation, proxy information and solicitation materials) SEC Documents filed with the SEC since December 31, 1995. The Company has not provided to the Investor any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder except as set forth on Exhibit A and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial


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

position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

               (g) No Material Adverse Change. Since the date through which the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no event which would have a Material Adverse Effect has occurred or exists with respect to the Company or its subsidiaries otherwise than in the ordinary course of business, except as otherwise disclosed or reflected in other SEC Documents prepared through or as of a date subsequent thereto, and the Company has not received any communication from the SEC or the NASD regarding any possible de-listing of the Company's Common Stock except as disclosed in the Company's report on Form 10-Q for June 30, 1997 and subsequent related communications from the NASD.

               (h) No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

               (i) No General Solicitation. Neither the Company, nor any of its affiliates, or, to its knowledge, any person acting on its or their behalf (including Cappello Capital Corp. (the "Placement Agent")), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Shares.

               (j) No Integrated Offering. Earlier offers or discussions regarding possible sales of securities by the Company have not been such as to require registration of the Shares under the Act.

               (k) Approval Commitments. The Company has received binding assurance from its chief executive officer, chief financial officer and its directors and the only stockholder known to the Company that owns more than 5% of the outstanding stock of the Company, to the effect that such persons will vote all their shares in favor of such approval of the transactions contemplated hereby as may be necessary to comply with any rule or regulation of the NASD or any other regulatory agency.

               (l) Lender Approvals. The Company has received all consents or approvals from holders of its debt securities that are necessary to allow the Company to redeem a portion of the Shares if so required pursuant to Schedule I hereto.

        Section II.2 Representations and Warranties of the Investor. The Investor hereby makes the following representations and warranties to the
Company:

               (a) Authorization, Enforcement. (i) Such Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold hereunder, (ii) the execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and (iii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

               (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not (i) result in a violation of the Investor's charter documents or By-Laws or (ii) conflict with any agreement, indenture or instrument to which Investor is a party, or (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Investor. The business of the Investor is not being conducted in violation of any law or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a material adverse effect on the Investor. The Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement. The data to be provided by the Investor in connection with registering the Registrable Securities under the Act will be true and correct in all material respects.

               (c) Investment Representation. The Investor is purchasing the Shares for its own account for investment and not with a view to distribution otherwise than in compliance with the Act. Investor has no present intention to sell the Shares and Investor has no present arrangement (whether or not legally binding) to sell the Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with Federal and state securities laws applicable to such disposition.

               (d) Accredited Investor. The Investor is an accredited investor as defined in Rule 501 promulgated under the Act. The Investor has such knowledge and experience in financial and business matters in general, and investments in particular, so that the Investor is able to evaluate the merits and risks of an investment in the Shares and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), the Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Shares pursuant hereto. The Investor acknowledges that no representation or warranty is made by the Placement Agent or any persons representing the Placement Agent with respect to the Company or sale of the Shares.

               (e) Rule 144. The Investor understands that there is no public trading market for the Shares, that none is expected to develop, and that the Shares must be held indefinitely unless such Shares or securities into which the Shares are converted are registered under the Act or an exemption from registration is available. The Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

                                   ARTICLE III

                                    Covenants

        Section III.1  Securities Compliance.

               (a) The Company shall notify the SEC and NASD, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and Common Stock issuable upon conversion thereof to the Investor or subsequent holder.

               (b) The Investor understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares.

        Section III.2 Registration and Listing. Until one (1) year after all Shares have been converted into Common Stock, the Company will cause its Common Stock (or other securities into which the Shares are convertible) to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said act, will comply with all requirements related to any registration statement filed pursuant to this Agreement and will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein. Until one (1) year after all Shares have been converted into Common Stock the Company will use its best efforts to continue the listing or trading of its Common Stock (or other securities into which the Shares are convertible) on the Nasdaq National Market or the Nasdaq Small Cap Market or a national securities exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and Nasdaq.

        Section III.3 Stockholder Approval. The Company will use its best efforts to promptly notice and hold a stockholders meeting as soon as reasonably practicable to obtain any stockholder approvals required by the Company (including those required by all applicable agreements between the Company and the NASD or Nasdaq) to allow for issuance of Common Stock upon conversion of the Shares.

        Section III.4 Sale Restrictions. Following conversion of the Shares into Common Stock of the Company, Investor will not on any trading day offer or sell publicly on NASDAQ or on the principal exchange on which the Common Stock is traded, or any other securities market or securities exchange, on a net basis, more than the following number of such shares of Common Stock: the greatest of
(i) 10% of the average daily trading volume of the Common Stock for the five trading days immediately preceding such sale as reported by NASDAQ or by such principal exchange, (ii) 12,000 shares, or (iii) 10% of the trading volume for the Common Stock on such day, as reported by NASDAQ or by such principal exchange. This provision shall survive the final conversion date of the Shares.

        Section III.5 Conversion Rights. Investor shall not be entitled to convert any Share into Common Stock of the Company if following conversion of such Share the Investor and its affiliates (within the meaning of the Exchange
Act) shall be the beneficial owners (as defined in Rule 13d-3 under the Exchange
Act) of 10% or more of the Common Stock of the Company, or if a lesser percentage is set forth after the name of the Investor on the signature page hereof, such lesser percentage. The provisions of this Section cannot be amended.

        Section III.6 Hedging Restrictions. Investor agrees not to engage in any short sales, swaps, purchasing of puts, or other hedging activities that involve the direct or indirect use of the Common Stock or any derivative securities based on Common Stock to hedge its investment in the Shares. This Section shall not apply to transactions in which Investor has no beneficial interest made on behalf of third-party clients who are not holders of Shares.

        Section III.7 Notice of Conversion Cap. No later than 10 days after the end of the 15th full calendar month after the Closing Date the Company will deliver notice to the Investor specifying the amount of the then applicable Conversion Cap (as defined in Schedule I hereto) and the calculation thereof.

                                   ARTICLE IV

                                   Conditions

        Section IV.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and/or sell the Shares to the Investor is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

               (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects when made and as of the Closing Date.

               (b) Performance by the Investor. The Investor shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Investor at or prior to the Closing.

               (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

        Section IV.2 Conditions Precedent to the Obligation of the Investor to Purchase the Shares. The obligation hereunder of the Investor to acquire and pay for the Shares is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion.

               (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

               (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

               (c) Nasdaq. The Company's Common Stock shall be listed and trade on the Nasdaq National Market on the Closing Date.

               (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

               (e) Opinion of Counsel, Etc. At the Closing the Investor shall have received an opinion of counsel to the Company (who may be in-house counsel) in the form attached hereto, and such other certificates and documents as the Investor or its counsel shall reasonably require incident to the Closing.

                                    ARTICLE V

                                 Legend on Stock

        Each certificate representing the Shares and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

        The Company agrees to reissue certificates representing the Shares or, if applicable, the securities issued upon conversion thereof without the legend set forth above at such time as (i) in the opinion of counsel to the holder, the holder thereof is permitted to dispose of such Shares (or securities issued upon conversion thereof) pursuant to Rule 144 under the Act, (ii) the securities are sold to a purchaser or purchasers who (in the opinion of counsel to such purchasers, in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly without registration under the Act, or (iii) such securities are included in an effective registration statement under the Act.

                                   ARTICLE VI

                                   Termination

        Section VI.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Investor.

        Section VI.2 Other Termination. This Agreement may be terminated by action of the Board of Directors or other governing body of the Investor or the Company at any time if the Closing shall not have been consummated by the fifth business day following the date of this Agreement and in no event later than September 30, 1997.

        Section VI.3 Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth business day following the date of this Agreement.

                                   ARTICLE VII

                                  Miscellaneous

        Section VII.1 Fees and Expenses. Except as otherwise set forth in
Section 1.4 hereof, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company will compensate the Placement Agent and will indemnify it against certain liabilities. The Placement Agent's compensation includes a cash payment in an amount equal to 8.7% of the Purchase Price of Shares sold by the Company, and the issuance of warrants to the Placement Agent to purchase that number of Shares equal to 10% of the number of Shares sold. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto.

        Section VII.2  Specific Enforcement, Consent to Jurisdiction.

               (a) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

               (b) Each of the Company and the Investor (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

        Section VII.3 Entire Agreement: Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

        Section VII.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                      to the Company: Jaime W. Ellertson, President
                                      Interleaf, Inc.
                                      62 Fourth Avenue
                                      Waltham, MA 02154
                                      Fax: (617) 290-4977
                      with a copy to: Anil Khosla, Esq.
                                      Peabody & Arnold
                                      50 Rowes Wharf
                                      Boston, MA 02110-21253342
                                      Fax: (617) 951-2125

                     to the Investor: At the address set forth at the foot of
                                      this Agreement, with copies to Investor's counsel as set forth at the foot of this Agreement or as specified in writing by Investor with a copy to: Gerard K. Cappello
                                      Cappello Capital Corp.
                                      1299 Ocean Avenue, Suite 306
                                      Santa Monica, California  90401
                                      Fax: (310) 393-4838

Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other party hereto.

        Section VII.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

        Section VII.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        Section VII.7 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party.

        Section VII.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        Section VII.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of New York without regard to such state's principles of conflict of laws.

        Section VII.10 Survival. The representations and warranties of the Company and the Investor contained in Article II and the agreements and covenants set forth in Articles I, III, V and VII shall survive the Closing for five years.

        Section VII.11 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page(s) to be physically delivered to the other party within five days of the execution hereof.

        Section VII.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                  INTERLEAF, INC.


                                  By:
                                      ----------------------------
                                         Name: Jaime W. Ellertson
                                         Its:  President

Number of Shares                  THE INVESTOR:


                                  By:
-----------------                        -----------------------------
                                         Name:
Dollar Amount at                         Its:
$1,000 per share                         Investor's address:

$                                        Percentage limitation,
-----------------                        if desired
                                                    ------------

                                         Name and address of
                                         Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                  INTERLEAF, INC.


                                  By:
                                      ----------------------------
                                         Name: Jaime W. Ellertson
                                         Its:  President

Number of Shares                  THE INVESTOR: PROFUTURES SPECIAL EQUITY
                                                FUNDS, L.P.
                                            By: Profutures Fund Management, Inc.
                                                a General Partner


125                               By:
-----------------                        -----------------------------
                                         Name: Gary D. Halbert
Dollar Amount at                         Its:  President
$1,000 per share                  Investor's address:
                                          1310 Highway 620 South, Suite 200
$ 125,000
-----------------                 Percentage limitation, if desired: None
                                                                     -------
                                         Name and address of Investor's counsel:

                                         John K. Gray
                                         Fishman, Jones, Walsh & Marsh, P.C.
                                         1310 Highway 620 South, Suite 200
                                         Austin, TX 78734

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                  INTERLEAF, INC.


                                  By:
                                      ----------------------------
                                         Name: Jaime W. Ellertson
                                         Its:  President

Number of Shares                  THE INVESTOR:


  50                              By:
-----------------                     -----------------------------
                                      Name: Gerard K. Capello
Dollar Amount at                      Its:
$1,000 per share                      Investor's address: 1299 Ocean Ave, #306
                                                          Santa Monica, CA 90401
$ 50,000                              Percentage limitation, if desired   5%.
-------------                                                           -----

                                      Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                INTERLEAF, INC.


                                By:
                                    ----------------------------
                                       Name: Jaime W. Ellertson
                                       Its:  President

Number of Shares                THE INVESTOR:


  50                            By:
-----------------                   -----------------------------
                                    Name: Linda S. Capello
Dollar Amount at                    Its:
$1,000 per share                    Investor's address: 1299 Ocean Ave, #306
                                                        Santa Monica, CA 90401
$ 50,000                            Percentage limitation, if desired   5%.
-------------                                                         -----

                                    Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR: Crisostomo B. Garcia Trust


  150                          By:
-----------------                  -----------------------------
                                   Name: Crisostomo B. Garcia
Dollar Amount at                   Its: Trustee
$1,000 per share                   Investor's address: 19750 Circle Oriente
                                                       Rancho Santa Fe, CA 92067
$ 150,000                          Percentage limitation, if desired
-------------                                                        -----

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


  100                          By:
-----------------                  -----------------------------
                                   Name: Theodore Meisel
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:

$ 100,000                          Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


  25                           By:
-----------------                  -----------------------------
                                   Name: Barry Meisel
Dollar Amount at                   Its:
$1,000 per share                   Investor's address: 505 East 77th Street
                                                       New York, NY 1016
$ 25,000                           Percentage limitation, if desired
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR: NY - DBL Diamond Group


  100                          By:
-----------------                  -----------------------------
                                   Name: Lawrence K. Fleishman
Dollar Amount at                   Its:  Partner
$1,000 per share                   Investor's address:
                                                  150 Vanderbilt Motor Parkway,
                                                  Suite 300
                                                  Hauppauge, NY 11788

$ 100,000                          Percentage limitation, if desired  4.99%.
-------------                                                        -------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


200                            By:
-----------------                  -----------------------------
                                   Name:          Laredo Capital Partners
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                                  150 Vanderbilt Motor Parkway,
                                                  Suite 300
                                                  Hauppauge, NY 11788

$200,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


1,500                          By:
-----------------                  -----------------------------
                                   Name:          SIL Nominees Ltd.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address: P.O. Box 5078
                                                       Rivonia 2128
                                                       South Africa

                                   Deliver Certificate to:
                                                       Slome Capital Corp.
                                                       1888 Century Park East
                                                       Suite 1108
                                                       Los Angeles, CA 90067
                                                       Attn: Ansel A. Slome

$1,500,000                         Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


450                            By:
-----------------                  -----------------------------
                                   Name:    Nelson Partners
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            c/o Citadel Investment Group, L.L.C.
                                            225 West Washington Street
                                            9th Floor
                                            Chicago, IL 60606

                                   Deliver Certificate to:
                                            Attn: Anne Dupuy
                                            129 Front Street
                                            Hamilton HM-12
                                            Bermuda

$450,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


550                            By:
-----------------                  -----------------------------
                                   Name:    Olympus Securities, Ltd.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            c/o Citadel Investment Group, L.L.C.
                                            225 West Washington Street
                                            9th Floor
                                            Chicago, IL 60606

                                   Deliver Certificate to:
                                            Attn: Anne Dupuy
                                            129 Front Street
                                            Hamilton HM-12
                                            Bermuda

$550,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


50                             By:
-----------------                  -----------------------------
                                   Name:    Kenneth L. Staub
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            325 S. Maple Drive
                                            Beverley Hills, CA 90212


$50,000                            Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


500                            By:
-----------------                  -----------------------------
                                   Name:    The Tail Wind Fund Ltd.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            c/o EASI
                                            4th Floor, 1 Regent Street
                                            London SW1Y 4NS
                                            United Kingdom
                                            Attn: D.A. Crook

                                   Deliver Certificate to:
                                            The Tail Wind Fund
                                            Windemere House
                                            404 E. Bay Street
                                            Nassau, Bahamas
                                            Attn: S. Pletsher


$500,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


500                            By:
-----------------                  -----------------------------
                                   Name:    Deere Park Mgmt. Inc.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            650 Dundee Road, Suite 460
                                            Northbrook, IL 60062


$500,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


200                            By:
-----------------                  -----------------------------
                                   Name:    Hick Investments, Ltd.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue, 26th Floor
                                            New York, NY 10167


$200,000                           Percentage limitation, if desired     .
-------------                                                        -------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


400                            By:
-----------------                  -----------------------------
                                   Name:    Ramius Fund, Ltd.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            Ramius Fund, Ltd.
                                            c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue, 26th Floor
                                            New York, NY


$400,000                           Percentage limitation, if desired ____.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


300                            By:
-----------------                  -----------------------------
                                   Name:    Raphael, L.P.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            Raphael, L.P.
                                            c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue, 26th Floor
                                            New York, NY


$300,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


75                             By:
-----------------                  -----------------------------
                                   Name:    AG Super Fund
                                            International Partners, L.P.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            AG Super Fund
                                            International Partners, L.P.
                                            c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue, 26th Floor
                                            New York, NY 10167


$75,000                            Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


75                             By:
-----------------                  -----------------------------
                                   Name:    GAM Artbitrage Investments, Inc.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            GAM Artbitrage Investments, Inc.
                                            c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue, 26th Floor
                                            New York, NY 10167


$75,000                            Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


950                            By:
-----------------                  -----------------------------
                                   Name:    Leonardo, L.P.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            Leonardo, L.P.
                                            c/o Angelo, Gordon & Co., L.P.
                                            245 Park Avenue, 26th Floor
                                            New York, NY 10167


$950,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


500                            By:
-----------------                  -----------------------------
                                   Name:    Lakeshore International Ltd.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            Lakeshore International Ltd.
                                            c/o Global Capital Management
                                            601 Carlson Parkway, Suite 200
                                            Minnetonka, MN 55305


$500,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


250                            By:
-----------------                  -----------------------------
                                   Name:    Earl E. Gales, Jr.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            Earl E. Gales, Jr.
                                            5933 W. Century Blvd.
                                            Suite 1000
                                            Los Angeles, CA 90045


$250,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


25                             By:
-----------------                  -----------------------------
                                   Name:    John M. Bendheim, Jr.
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            John M. Bendheim, Jr.
                                            1152 Sunset Vale Ave.
                                            Los Angeles, CA 90069


$25,000                            Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                               INTERLEAF, INC.


                               By:
                                   ----------------------------
                                      Name: Jaime W. Ellertson
                                      Its:  President

Number of Shares               THE INVESTOR:


500                            By:
-----------------                  -----------------------------
                                   Name:    Bruce Newberg, Trustee
                                            Newberg Family Trust
Dollar Amount at                   Its:
$1,000 per share                   Investor's address:
                                            Newberg Family Trust
                                            UTD 12/18/90
                                            11601 Wilshire Blvd.
                                            Suite 1940
                                            Los Angeles, CA 90025


$500,000                           Percentage limitation, if desired ___.
-------------

                                   Name and address of Investor's counsel:

                                   SCHEDULE I

                       RESOLUTION ESTABLISHING PREFERENCES

                                       of

                         6% CONVERTIBLE PREFERRED STOCK

            RESOLVED that there shall be a series of shares of the Preferred Stock of the Corporation designated "6% Convertible Preferred Stock"; that the number of authorized shares of such series shall be 11,000 and that the rights and preferences of such series (the "6% Preferred") and the limitations or restrictions thereon, shall be as follows:

      1. Dividends.

            (a) The holders of the 6% Preferred shall be entitled to receive out of any assets legally available therefor cumulative dividends at the rate of $60.00 per share per annum, payable annually on September 30 of each year, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on the Common Stock or any other class or series of stock of the Corporation ranking junior to the 6% Preferred and ranking pari passu with the Class C Preferred Stock of the Corporation. Such dividends shall accrue on any given share from the day of original issuance of such share and shall accrue from day to day whether or not earned or declared. If at any time dividends on the outstanding 6% Preferred at the rate set forth above shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the shares of any other class or series of stock of the Corporation except a class or series which is entitled to priority over the 6% Preferred.

            (b) Dividends shall be paid in shares of 6% Preferred valued at $1,000 per share. Dividends not theretofore paid shall be paid upon conversion of any share of the 6% Preferred and shall be simultaneously converted into Common Stock together with the share on which such dividends have accrued.

            (c) At its option, the Corporation may elect to pay accumulated dividends in cash. The Corporation must give notice of such election in the manner provided in Section 5 hereof at least ten (10) calendar days prior to both the date of payment and the date Notice of Conversion is given by a holder. The Corporation may choose the cash election any number of times and each such election may be effective for any length of time established by the Corporation and stated in its notice of the election.

      2. Liquidation Preference.

            (a) The liquidation rights of the 6% Preferred shall rank pari passu with the Class C Preferred Stock of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the 6% Preferred shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of the Common Stock or any other class or series of shares except any class or series which is entitled to priority over the 6% Preferred and except for ratable distribution to the Class C Preferred Stock, the amount of $1,000 per share plus any accrued but unpaid dividends plus any amounts accrued but unpaid under Section 1.4(b)(iv) of the Preferred Stock Investment Agreement under which shares of the 6% Preferred were originally issued (the "Liquidation Preference").

            (b) Subject to the last sentence of this Section, a consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall, at the option of the holders of the 6% Preferred, be deemed a liquidation, dissolution or winding up within the meaning of this Section 2 if the shares of stock of the Corporation (along with all derivative securities) outstanding immediately prior to such transaction represent immediately after such transaction less than a majority of the voting power of the surviving corporation (or of the acquirer of the Corporation's assets in the case of a sale of assets). Such option may be exercised by the vote or written consent of holders of a majority of the 6% Preferred at any time within thirty calendar days after written notice of the essential terms of such transaction shall have been given to the holders of the 6% Preferred as provided in Section 5 hereof. Such notice shall be given by the Corporation immediately following determination of such essential terms. If such option is exercised, the holders of the 6% Preferred shall be entitled to receive, in cash, immediately upon the occurrence of such transaction, an amount per share equal to the Liquidation Preference divided by the difference between 100% and the Applicable Percentage determined pursuant to Section 4 hereof. This Section shall not apply to a business combination in which the Common Stock of the Corporation is converted solely into or exchanged solely for voting common stock of the corporation surviving such business combination, if (i) such common stock of the surviving corporation is listed and traded on the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange, and (ii) the Board of Directors of the Corporation determines in good faith that the conversion rights and other rights and preferences of the 6% Preferred are preserved and not rendered of less value by the terms of such business combination.

      3. Mandatory Conversion.

            On the fifth anniversary of the date of issuance, all then outstanding shares of 6% Preferred shall be automatically converted into Common Stock at the Conversion Price on such anniversary date and otherwise pursuant to the applicable provisions set forth in Section 4 hereof.

      4. Conversion. The holders of the 6% Preferred shall have optional conversion rights as follows:

            (a) Accrual of Conversion Rights. The Conversion Period shall commence 90 days after the date of issuance, and shall continue thereafter for the life of the issue. Each holder of record of 6% Preferred shares on the date of commencement of the Conversion Period (an "Original Holder") shall be entitled to convert in any calendar month the following percentage of the 6% Preferred shares held by such holder on the date of commencement of the Conversion Period (the "Conversion Restriction"). The percentage for each calendar month will be determined based on the highest of the daily low trading prices of the Common Stock during such month, as follows:

            Highest of daily low trading            Percentage becoming
            prices during month                     convertible for such month
                   $2.50 or less                           10.0%
                   $2.51 to $3.50                          10.0%
                   $3.51 to $4.00                          12.5%
                   $4.01 to $5.50                          15.0%
                   $5.51 to $6.00                          17.5%
                   $6.01 to $7.50                          20.0%
                   $7.51 to $8.50                          22.5%
                   $8.51 or more                           25.0%

The number of shares which may be converted in any calendar month shall include on a cumulative basis the number of shares which might have been but were not converted during earlier calendar months, except that in any month in which the highest of the daily low trading prices is $2.50 or less, the amount converted shall not exceed 10%. In the case of transfers of shares by an Original Holder the Corporation shall make such notations on its stock ownership records and on the certificates for shares issued upon transfer so as to reflect the portion (if any) of the transferred shares which have become convertible pursuant to this provision, or the Corporation may at its election issue certificates representing the 6% Preferred shares in such form, or with such annotations, as to reflect the time or times at which the shares represented by such certificates will become convertible.

            (b) Removal of Limitations. The limitations set forth in Section 4(a) hereof, with respect to the percentage of 6% Preferred shares which may be converted during certain time periods, shall terminate and all the 6% Preferred shares shall thereafter be fully convertible if any of the following events or conditions shall occur or exist: (i) an event described in Section 2(b) (subject to the exclusion in the last sentence of such Section) shall occur, whether or not the holders of 6% Preferred deem such event to be a liquidation; (ii) proceedings for relief under any bankruptcy or similar law for the relief of debtors are instituted by or against the Corporation or any of its significant subsidiaries and, if instituted against the Corporation or such subsidiary, are consented to or not dismissed within 30 days; (iii) the independent auditors of the Corporation shall fail or be unwilling to express within 90 days after the end of the Corporation's fiscal year a customary opinion on the financial statements of the Corporation, or shall express such opinion subject to a "going concern" qualification; (iv) the Common Stock of the Corporation shall cease to be listed on either the NASDAQ Small-Cap Market, the NASDAQ National Market, or a national securities exchange; or (v) there shall be a material breach by the Corporation of any of its obligations hereunder or under the Preferred Stock Investment Agreements pursuant to which the 6% Preferred was originally issued which has a material adverse effect on the holders of 6% Preferred.

            (c) Right to Convert. At and after the time it has become convertible, each share of 6% Preferred shall be convertible, at the option of the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the liquidation preference of the 6% Preferred share determined pursuant to Section 2(a) hereof on the date the notice of conversion is given, by (ii) the Conversion Price determined as hereinafter provided in effect on said date, provided however, that a share of 6% Preferred shall not be converted into Common Stock if following such conversion the holder thereof together with affiliates of such holder would be the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of the Common Stock of the Corporation.

            (d) Mechanics of Conversion. To convert shares of 6% Preferred into shares of Common Stock, the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares which have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, and a certificate representing the shares of 6% Preferred not so converted, if any. The Corporation shall effect such issuance immediately and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within three trading days after the receipt of such notice. Notice of conversion may be given by a holder at any time of day up to 5:00 pm Los Angeles time, and such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given (the "Conversion Date"). The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on the Conversion Date.

            (e) Determination of Conversion Price.

                  (i) On any Conversion Date prior to the first day of the thirteenth calendar month after the Closing, the Conversion Price shall not be less than $1.50, and until the end of the seventh month following the Closing the Conversion Price shall be $5.50. Subject to the foregoing sentence and to the provisions of subsection (e)(iii) and subsection (f) of this Section, on any Conversion Date, the Conversion Price shall be the average of the three (3) lowest daily trading prices of the Common Stock for the 22 consecutive trading days ending with the trading day prior to the Conversion Date, reduced by the Applicable Percentage (as defined below) in effect on the Conversion Date.

                  (ii) The Applicable Percentage shall be as follows:

            9.8% starting on the first day of the eighth (8th) calendar month after Closing.
            11.1% starting on the first day of the ninth (9th) calendar month after Closing.
            12.4% starting on the first day of the tenth (10th) calendar month after Closing.

            13.7% starting on the first day of the eleventh (11th) calendar month after Closing.
            15.0% starting on the first day of the twelfth (12th) calendar month after Closing and thereafter.

                  (iii) From and after the first day of the sixteenth (16th) calendar month after Closing, the Maximum Conversion Price ("Conversion Cap") shall be 85% of the average low daily trading price of the Common Stock during the period beginning on the first day of the twelfth (12th) calendar month following Closing and ending on the last day of the fifteenth (15th) calendar month following Closing. Notwithstanding the prior sentence, in no event shall the Conversion Cap be less than the greater of: i) two dollars and fifty cents ($2.50), or ii) the average daily closing price of the Common Stock for the five
(5) trading days immediately prior to the Closing.

                  (iv) The terms "low trading price" and "last sale price" of the Common Stock on any day shall mean, respectively, (A) the lowest reported sale price and the last reported sale price of the Common Stock on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the lowest reported sale price and the last reported sale price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or
(C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the lowest bid price and the last bid price for the Common Stock as reported by National Quotation Bureau Incorporated. If none of the foregoing provisions are applicable, the "low trading price" and "last sale price" of the Common Stock on a day will be the fair market value of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc., selected by the Board of Directors of the Corporation. The term "trading day" means (x) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed,
(y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated. The "closing price" of the Common Stock on any day means the "last sale price" as defined above.

                  (v) In the event that during any period of consecutive trading days provided for above, the Corporation shall declare or pay any dividend on the Common Stock payable in Common Stock or in rights to acquire Common Stock, or shall effect a stock split or reverse stock split, or a combination, consolidation or reclassification of the Common Stock, then the Conversion Price and (if such event occurs during or after the 12th month after the date of issuance) the Conversion Cap shall be proportionately decreased or increased, as appropriate, to give effect to such event, and like adjustment shall be made in any price per share specified in dollars herein.

            (f) Green Floor. If at any time the Conversion Price falls below three dollars ($3.00) per share (the "Green Floor Price"), the Corporation may at its option, exercised by written notice ("Cash Conversion Notice") given to the holders of the 6% Preferred five days prior to the effective date specified in such Notice (the "Effective Date") honor any conversion request otherwise properly made, if at a Conversion Price lower than the Green Floor Price, by a cash payment in lieu of the issuance of Common Stock in an amount equal to the proceeds which would otherwise have been received by the holder if conversion were in fact made into Common Stock and such Common Stock were sold at the high trade price on the trading day immediately preceding the date that the conversion notice is received (the "Cash Conversion Amount"). The Cash Conversion Notice may specify an expiration date of such Notice, or may specify a limitation on the aggregate number of dollars which the Corporation will pay in Cash Conversion Amounts. When such dollar limitation is reached the Corporation shall give immediate notice to the holders of 6% Preferred that the Cash Conversion Notice is no longer in effect. The Corporation may at any time reset the Green Floor Price to any price determined by the Corporation by giving 30 days prior notice to the holders of the 6% Preferred. If notice of conversion shall be given by a holder of 6% Preferred shares on a date that a Cash Conversion Notice is in effect, the Corporation shall within 48 hours following surrender of the share certificate as provided in Section 4(d) hereof make payment of the Cash Conversion Amount to such holder by wire transfer of immediately available funds in U.S. dollars pursuant to such wire transfer instructions as may have been given by such holder, or otherwise by mailing by certified mail a bank cashiers' or certified check for the Cash Conversion Amount to the record address of such holder. A Cash Conversion Notice shall cease to be effective if the Corporation fails to make payment of the Cash Conversion Amount to any holder entitled thereto in the manner and within the time specified in the foregoing sentence, time being of the essence. If a Cash Conversion Notice ceases to be effective pursuant to the foregoing sentence, it shall not thereafter be effective as to any holder and no Cash Conversion Notice may thereafter be given by the Corporation. The number of shares that a holder is entitled to convert, determined pursuant to subsections
(a) and (b) of this Section 4, shall not be affected by the giving or effectiveness of a Cash Conversion Notice. Any Cash Conversion Notice shall be given as provided in Section 5 hereof.

            (g) Distributions. In the event the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of its subsidiaries or other property, other than cash dividends from earnings or dividends of additional shares of Common Stock, then in each such event provision shall be made so that the holders of 6% Preferred shall receive, upon the conversion thereof, the securities or other property which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

            (h) Certificates as to Adjustments. Upon the occurrence of any adjustment or readjustment of the Conversion Price or the Conversion Cap pursuant to Section 4(e)(v) or Section 4(m) hereof, or any adjustment of the cash per-share prices specified herein, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of 6% Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of 6% Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property which at the time would be received upon the conversion of 6% Preferred with respect to each share of Common Stock received upon such conversion. If any holder disputes the computation of such adjustment the Corporation shall cause independent public accountants selected by the Corporation to verify and, if necessary, correct such computation.

            (i) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall give notice to each holder of 6% Preferred at least 10 days prior to such date specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

            (j) Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of 6% Preferred pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

            (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the 6% Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the 6% Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the 6% Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval as promptly as practicable.

            (l) Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of 6% Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of 6% Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

            (m) Reorganization or Merger. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person, and the holders of 6% Preferred do not elect to treat such transaction as a liquidation, dissolution or winding up as provided in Section 2, then, as part of such reorganization, consolidation, merger or sale, provision shall be made so that each share of 6% Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of 6% Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the 6% Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of 6% Preferred. The Corporation shall have no obligation to obtain the prior consent of the holders of 6% Preferred, individually or as a class, except as expressly provided herein or as provided by applicable law.

      5. Notices. Any notice to be given to the holders of the 6% Preferred shall be (i) mailed by first class mail postage prepaid to each holder of 6% Preferred at the address shown on the records of the Corporation for such holder, (ii) transmitted by telecopy or facsimile transmission to any holder which has supplied a telecopy or facsimile address to the Corporation, and (iii) unless receipted for by telecopy or facsimile on the date such notice is given, shall be transmitted by an overnight delivery service or courier service for delivery at the address shown on the records of the Corporation for such holder on the first business day following the date such notice is given, or if delivery in one business day to such address cannot be effected by such delivery service, then on the earliest day on which such delivery can be made.

      6. Other Provisions. For all purposes of this Resolution, the term "date of issuance" or "closing" shall mean the day on which shares of the 6% Preferred are first issued by the Corporation, and the terms "trading price", "low trading price", "closing price", "last trade price", and "trading days" shall have the meanings given them in Section 4(e) hereof. Any provision herein which conflicts with or violates any applicable usury law shall be deemed modified to the extent necessary to avoid such conflict or violation.

      7. Restrictions and Limitations. The Corporation shall not undertake the following actions without the consent of the holders of a majority of the 6%
Preferred: (i) modify its Certificate of Incorporation or Bylaws so as to amend or change any of the rights, preferences, or privileges of the 6% Preferred,
(ii) authorize or issue any other equity security senior to the 6% Preferred, or
(iii) purchase or otherwise acquire for value any Common Stock or other equity security of the Corporation either junior or senior to or on a parity with the 6% Preferred while there exists any arrearage in the payment of cumulative dividends hereunder.

      8. Voting Rights. Except as provided herein or as provided for by law, the 6% Preferred shall have no voting rights.

      9. Attorneys' Fees. Any holder of 6% Preferred shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the Corporation hereunder, if such holder is the prevailing party in an action or proceeding to compel such enforcement.

      10. Limitation on Number of Conversion Shares. The Corporation shall not be obligated to issue, in the aggregate, more than 3,150,000 shares of Common Stock as presently constituted (the "Nasdaq Cap") upon conversion of the 6% Preferred, if issuance of a larger number of shares would constitute a breach of the Rules or Designation Criteria of the NASDAQ Stock Market (the "NASDAQ Rules"). Subject to the obligation to effect certain redemptions pursuant to the last three sentences of this Section, if further issuances of shares of Common Stock upon conversion of the 6% Preferred would constitute a breach of the NASDAQ Rules (i.e., all of the shares permitted to be issued under the Nasdaq Cap shall have been so issued), then so long thereafter as such limitation shall continue to be applicable and any shares of 6% Preferred are submitted for conversion such shares shall receive in cash an amount equal to the Cash Conversion Amount determined as provided in Section 4(f) hereof, in lieu of the Common Stock which such shares would otherwise be entitled to receive upon conversion. Payment of the Cash Conversion Amount shall be made no later than as specified in Section 4(f) and shall bear daily interest thereafter at the rate of one-tenth of one percent per day until paid. The NASDAQ Cap shall be proportionately and equitably adjusted in the event of stock splits, stock dividends, reverse stock splits, reclassifications or other such events, in such manner as the Board of Directors of the Corporation shall reasonably determine. If (A) the Corporation is unable to obtain the requisite shareholder approval concerning the issuance of shares of Common Stock upon conversion of the 6% Preferred to satisfy the NASDAQ Rules prior to December 31, 1997, then (B) the Corporation shall immediately redeem, at a "Special Redemption Price" equal to 110% of the liquidation preference of such shares, the smallest number of Shares which is sufficient, in the Corporation's reasonable judgment, such that following such redemption, conversion of the remaining shares of 6% Preferred would not constitute a breach of the Corporation's obligations under the NASDAQ Rules. Any redemption effected pursuant to the preceding sentence shall require 15 days' notice and the Redemption Date shall be not more than 15 days after the date specified in Clause A of the preceding sentence. Such redemption shall be made pro-rata. If there shall be a default in payment of the Special Redemption Price, the amount so payable shall bear daily interest from and after the Redemption Date at the rate of one-tenth of one percent per day until paid.

Attachment to Exhibit 10(aa)                    September 29, 1997

To the Several Investors Who Are Parties to Preferred Stock Investment
Agreements with Interleaf, Inc.

Peabody & Arnold
50 Rowes Wharf
Boston, Massachusetts 02110-3342

Re: Purchase of 6% Convertible Preferred Stock of Interleaf, Inc.

Ladies and Gentlemen:

I am the General Counsel of Interleaf, Inc. (the "Company"), a Massachusetts corporation, and have served as such in connection with the execution and delivery of a Preferred Stock Investment Agreement dated on or about September 30, 1997, between the Company and each of you (severally, the "Agreement"). Capitalized terms used without definition herein are used with the meanings attributed to such terms in the Agreement. This opinion is being rendered to you pursuant to Section 4.2(e) of the Agreement.

I have examined and am familiar with, and have relied upon, the following documents: (a) the Articles of Organization of the Company, as amended; (b) a certificate dated as of a recent date of the Secretary of State of Massachusetts certifying as to the leal existence and good standing of the Company in such jurisdiction; (c) the By-Laws of the Company, as amended; (d) certified copies of resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of the Agreement and the transactions contemplated thereby; (e) and such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of the Company) as I have considered necessary for purposes of this opinion.

In my examination of the documents described in the preceding paragraph, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents.

Insofar as this opinion relates to factual matters, the information with respect to which is in the possession of the Company, I have relied (without independent investigation) upon representations made to me by one or more officers or employees of the Company and by the Company in the Agreement.

I have assumed that the Agreement is the valid, binding and enforceable obligation of each party thereto other than the Company.

This opinion is made expressly subject to the following upon which I express no opinion:

      a. The operation and effect of any laws and judicial decisions with respect to bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyances and similar laws affecting creditors rights generally, or the operation and effect of general principles of equity or judicial decisions relating to or affecting generally the enforcement of creditors' rights or remedies for the collection of debtors' obligations;

      b. Judicial decisions governing the availability of specific performance, injunctive relief or other equitable remedies;

      c. Unenforceability under certain circumstances of contractual provisions (i) waiving broadly or vaguely stated rights or unknown future rights, or (ii) to the effect that: (a) rights or remedies are not exclusive, (b) every right or remedy is cumulative or may be exercised in addition to or with any other right or remedy, or (c) the election of some particular right or remedy does not preclude recourse to one or more remedies;

      d. The enforcement of provisions in the Agreement that may be restricted by the effects of state laws which provide that a court may refuse to enforce or may limit the application of a contract or any clause of a contract which the court finds to have been (i) unconscionable at the time it was made, or (ii) an adhesion contract; and

      e. Indemnification provisions have been held to be unenforceable under certain circumstances under federal and state securities laws.

Based upon and subject to the foregoing, I am of the opinion that:

      1. Performance of the Agreement by the Company will not result in a breach or violation of any of the terms and provisions of the Articles of Organization or By-Laws of the Company as in effect on the date hereof, and will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument known to me and to which the Company is a party or by which it or any of its properties is bound, and will not violate or contravene any governmental statute, rule or regulation known to me to be applicable to the Company the violation of contravention of which would materially and adversely affect the Company, its subsidiaries, assets, financial condition or operations.

      2. Except as disclosed in the financial statements of the Company included in the SEC Documents, or as provided in Schedule I to the Agreement, (i) the Company has no obligation to redeem or repurchase any of its equity securities; (ii) no stockholder or other persons have preemptive or other rights to acquire equity securities of the Company, except that the Company has outstanding options and warrants to purchase its Common Stock as set forth in Exhibit A to the Agreement; and (iii) the Company has no obligation to register any of its securities other than pursuant to the Agreement or as set forth in Exhibit A to the Agreement.

This opinion is given as of the date hereof and I assume no obligation to advise you of changes that may hereafter be brought to my attention. This opinion is furnished solely to you at your request for your benefit in connection with the Agreement. I consider this opinion to be a confidential communication and it is not to be furnished, reproduced, distributed, relied upon or disclosed to any person without my prior written consent unless you are obligated in the opinion of counsel to disclose its contents pursuant to court order or applicable law.

Very truly yours,


John K. Hyvnar
General Counsel

Attachment to Exhibit 10(aa)

                                                October 1, 1997

To the Several Investors Who Are Parties to Preferred Stock Investment
Agreements with Interleaf, Inc.

      Re:   Purchase of 6% Convertible Preferred Stock of Interleaf, Inc.

Ladies and Gentlemen:

      We have served as counsel to Interleaf, Inc. (the "Company"), a Massachusetts corporation, in connection with the execution and delivery of a Preferred Stock Investment Agreement dated on or about September 30, 1997, between the Company and each of you (severally, the "Agreement"). Capitalized terms used without definition herein are used with the meanings attributed to such terms in the Agreement. This opinion is being rendered to you pursuant to
Section 4.2(e) of the Agreement.

      We have examined and are familiar with, and have relied upon, the following documents: (a) the Articles of Organization of the Company, as amended; (b) a certificate dated as of a recent date of the Secretary of State of Massachusetts certifying as to the legal existence and good standing of the Company in such jurisdiction; (c) the By-Laws of the Company; (d) certified copies of resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of the Agreement and the transactions contemplated thereby; (e) the legal opinion of even date of John K. Hyvnar, Esq., General Counsel of the Company; (f) and such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of the Company) as we have considered necessary for purposes of this opinion.

      In our examination of the documents described in the preceding paragraph, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

October 1, 1997
Page 2


      Insofar as this opinion relates to factual matters, the information with respect to which is in the possession of the Company, we have relied (without independent investigation) upon representations made to us by one or more officers or employees of the Company and by the Company in the Agreement.

      We have assumed that the Agreement is the valid, binding and enforceable obligation of each party thereto other than the Company.

      Our opinions expressed in paragraphs 3 and 4 below are based solely upon our review of a certificate of an officer of the Company and on the opinion of General Counsel of the Company referred to above. For the purposes of our opinions in paragraph 2 below, we are also relying upon oral confirmation from a representative of the Office of the Secretary of State of Massachusetts on September 30, 1997 that the Resolution Establishing Preferences was accepted for filing in such Office.

      Members of our firm are admitted to the bar of Massachusetts and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent referred to specifically herein. We undertake no obligation to advise you of facts or changes in law occurring after the date hereof which might affect the opinions expressed herein.

      This opinion is made expressly subject to the following upon which this firm expresses no opinion:

            a. The operation and effect of any laws and judicial decisions with respect to bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyances and similar laws affecting creditors rights generally, or the operation and effect of general principles of equity or judicial decisions relating to or affecting generally the enforcement of creditors' rights or remedies for the collection of debtors' obligations;

            b. Judicial decisions governing the availability of specific performance, injunctive relief or other equitable remedies;

            c. Unenforceability under certain circumstances of contractual provisions (i) waiving broadly or vaguely stated rights or unknown future rights, or (ii) to the effect that: (a) rights or remedies are not exclusive, (b) every right or remedy is cumulative or may be exercised in addition to or with any other right or remedy, or (c) the election of some particular right or remedy does not preclude recourse to one or more remedies;

            d. The enforcement of provisions in the Agreement that may be restricted by the effects of state laws which provide that a court may refuse to enforce or may

October 1, 1997
Page 3

      limit the application of a contract or any clause of a contract which the court finds to have been (i) unconscionable at the time it was made, or
      (ii) an adhesion contract; and

            e. Indemnification provisions have been held to be unenforceable under certain circumstances under federal and state securities laws.

            f. As to the securities laws of any jurisdiction outside the United States of America.

      Based upon and subject to the foregoing, we are of the opinion that:

      1. The execution, delivery and performance of the Agreement has been duly authorized by all necessary corporate action of the Company, and no further consent or authorization of the Company or its Board of Directors or stockholders is required (except such shareholder approval as may be required pursuant to the By-Laws of the Company or the Rules of the National Association of Securities Dealers, Inc.) and, when executed and delivered, the Agreement will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

      2. The Shares have been duly authorized by all necessary corporate action of the Company and when issued and paid for as described in the Agreement, will be validly issued, fully paid and nonassessable and entitled to the rights and preferences set forth in Schedule I to the Agreement. The Common Stock issuable upon conversion of the Shares when issued in accordance with the provisions of
Schedule I to the Agreement will be duly authorized and validly issued, fully paid and nonassessable and the holders shall be entitled to all rights and preferences accorded to a holder of Common Stock;

      3. Based solely upon an examination of the Agreement and a factual certificate executed and delivered to us by an officer of the Company, performance of the Agreement by the Company will not result in a breach or violation of any of the terms and provisions of the Articles of Organization or By-Laws of the Company as in effect on the date hereof, and will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument known to us and to which the Company is a party or by which it or any of its properties is bound, and will not violate or contravene (A) any governmental statute, rule or regulation known to us to be applicable to the Company the violation of contravention of which would materially and adversely affect the Company, its subsidiaries, assets, financial condition or operations or the Securities Act of 1933, as amended (assuming the accuracy of the representations of the Purchaser in Section 2.2 of the Agreement, in the Purchaser Questionnaire and in the Investor Questionnaire as to state and federal securities laws), or (B) any order of a court or administrative agency binding on the Company and of which we are aware the violation or contravention of which would materially and adversely affect the Company, its subsidiaries, assets, financial condition or operations; and performance of the Agreement by the Company does not require the permission or approval of any governmental agency (except for any required

October 1, 1997
Page 4


Blue Sky and foreign approvals and filings) and will not result in the imposition or creation of any lien or charge against any assets of the Company;

      4. Except as disclosed in the financial statements of the Company included in the SEC Documents, or as provided in Schedule I to the Agreement, (i) the Company has no obligation to redeem or repurchase any of its equity securities;
(ii) no stockholder or other persons have preemptive or other rights to acquire equity securities of the Company, except that the Company has outstanding options and warrants to purchase its Common Stock as set forth in Exhibit A to the Agreement; and (iii) the Company has no obligation to register any of its securities other than pursuant to the Agreement or as set forth in Exhibit A to the Agreement.

      This opinion is given as of the date hereof and we assume no obligation to advise you of changes that may hereafter be brought to our attention. This opinion is furnished solely to you at your request for your benefit in connection with the Agreement. We consider this opinion to be a confidential communication and it is not to be furnished, reproduced, distributed, relied upon or disclosed to any person without our prior written consent unless you are obligated in the opinion of counsel to disclose its contents pursuant to court order or applicable law.

                                          Very truly yours,



                                          Peabody & Arnold